EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Charming Shoppes, Inc.
Thomas Weisel Partners
Consumer Conference 2007
September 25, 2007

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to successfully implement the Company's expansion of Cacique through new store formats, the failure to successfully implement the Company's integration of operations of, and the business plan for,
Crosstown Traders, Inc., including the Lane Bryant catalog, the failure to secure adequate financing, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange
Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 3,
2007 and other Company filings with the Securities and Exchange Commission. Charming Shoppes
assumes no duty to update or revise its forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

*Management Estimate
A Multi-Brand, Multi-Channel Retailer
Focused On Special Sizes With $3.1 Billion
In Annual Sales

 Our Goal Is To Grow To $4 Billion* In
Annual Sales Over The Next Several Years
While Expanding Operating Margins

CHARMING SHOPPES, INC.

LANE BRYANT

LANE BRYANT outlet

FASHION BUG.

CATHERINES® PLUS SIZES

PETITE SOPHISTICATE

LANE BRYANT | FASHION BUG. | CATHERINES® | PETITE SOPHISTICATE | Crosstown Traders, Inc.

Our Differentiated Retail Store Brands

CHARMING SHOPPES, INC.

Lew Magram
Spring Preview
$5.95

BEDFORD FAIR
lifestyles
IT'S A SEASON OF POSSIBILITIES
CLOTHES THAT DO MORE FOR LESS

MONTEREY BAY

Figis
Gifts in Good Taste

OLD PUEBLO TRADERS
Great Fall Values
on the
Best Brands
sized for you!

BROWNSTONE STUDIO

Selected Catalog Titles

•

The Women’s Plus Apparel Market
Represented Approximately $18.5 Billion1 In
Sales During 2006
•

Average Size Of American Women Is 141
•

Plus Apparel Continues To Outpace The
Overall Women’s Apparel Market1
•

Charming Shoppes’ Plus Apparel Brands
Cater To 62%2 Of The Adult Female
Population
(1) Derived From NPD Group Data
(2) Source: AOA Overweight Prevalence
Our Market

•

Charming Shoppes Holds The #1 Market Position In
Women’s Specialty Plus Apparel, With Over 40%
Share*
•

Charming Shoppes Holds The #2 Market Position
Across All Venues Selling Women’s Plus Apparel,
With Over 10% Share*
•

Lane Bryant Is The Leading Brand In Women’s Plus
Apparel
•

Lane Bryant Is Our Most Profitable Brand, And Is Our
Primary Brand Growth Vehicle
*Derived From NPD Group Data
Our Leading Position In Our
Market

Today’s Presentation
•

Current Business Climate
•

Our Response To The Current Business
Climate
•

New Initiatives For Fall
•

Our Continuing Long-Term Strategy

Current Business Climate
•

Difficult 2nd Quarter, Driven By:
>

Downward Trending Traffic Levels
>

Declining Response Rates In Our
Direct-to-Consumer Business
>

Consumers' Disposable Income Levels Are
Being Challenged, And She Has Become
More Constrained In Her Purchasing
Behavior

Our Response To The Current
Business Climate
•

Decreased Capital Expenditures
•

Decreased Inventory Levels
•

Expense Reductions
•

Share Repurchase Program

New Initiatives For Fall
•

Right Fit by Lane Bryant™
•

Gitano®, Exclusively At Fashion Bug
•

Lane Bryant Catalog Launch
•

Private Label Credit Initiatives

CHARMING SHOPPES, INC.

THE REVOLUTION IN
WOMEN'S
JEANS
INTRODUCING
RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Right Fit by Lane Bryant™
Is The Result Of One Of The
Most Extensive Sizing
Studies Ever Conducted By
A Major Retailer
•

A Breakthrough
Collaboration Of
Technology, Fashion And Fit

RIGHT
FIT
BY LANE BRYANT™

Your favorite
venezia®
jeans now in
RIGHT
FIT
BY LANE BRYANT™

RIGHT FIT
YELLOW
STRAIGHT
STRAIGHT FROM WAIST TO HIPS
Do your current jeans:
Try Right Fit Yellow.
RIGHT
FIT

RIGHT FIT
RED
MODERATELY
CURVY
SLIGHTLY CURVED FROM WAIST TO HIPS
Do your current jeans:
Try Right Fit Red.
RIGHT
FIT

RIGHT FIT
BLUE
CURVY
FULLEST AT HIPS
Do your current jeans:
Try Right Fit Blue.
RIGHT
FIT

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE *Crosstown Traders, Inc.*

Our Efforts Have Led
Us To Define Three
Basic Fits That Fit
And Flatter Like Never
Before

CHARMING SHOPPES, INC.

RIGHT
FIT
BY LANE BRYANT
CURVED

RIGHT
FIT
FREE

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Right Fit by Lane Bryant™
Store Presentation

Right Fit by Lane Bryant™

Marketing Campaign
•

Comprehensive Multi-Channel Media Campaign,
Including:
>

National Magazine Advertising
>

Cable Television
>

Compelling Incentives For Jean Try-Ons
>

Dedicated Website
>

Direct And E-mail Campaign
•

The Campaign Aids In Communicating Lane Bryant’s
Position As The Premier Destination For Plus-Size
Women’s Fashion And Innovation

FASHION BUG®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Introduction Of
Exclusive Brands

GITANO®

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Represents A
Lifestyle With
Universal
Appeal For
Up-to-date
Women

GITANO®

CHARMING SHOPPES, INC.

GITANO

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Target Age Range:
24-55

GITANO®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Available In Plus
And Misses
Sportswear
•

Emphasis On Denim,
Sweaters And Knits

CHARMING SHOPPES, INC.

GITANO®

FASHION BUG.
Discover Gitano
introducing
GITANO®
exclusively at Fashion Bug and fashionbug.com
IT'S BETTER AT THE
BUG.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Marketing Campaign
•

National Magazine
Advertising
•

Cable Television
•

Direct Mail Campaign

CHARMING SHOPPES, INC.

b. street

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

CHARMING SHOPPES, INC.

b. street

b. street

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

CHARMING SHOPPES, INC.

GITANO®

Lovable®
created by Hanes®

SKECHERS

Keds®

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Fashion Bug - Building Compelling
Brands For Our Customer
•

Additional New Brands At
Fashion Bug
>

Nationally Recognized
Brands
>

Adds Credibility And Drives
Traffic To The Store
>

Supports New Customer
Growth

Lane Bryant Catalog Launch

CHARMING SHOPPES, INC.

WE'VE GOT IT!
WOMAN WITHIN®
name of Lane Bryant catalog
NAME

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

The Lane Bryant Catalog
Today Produces Annual
Revenues Of More Than
$300 Million*
 America’s Largest Women’s
Plus Apparel Catalog
Reversion Of The Trademark
Occurs In October 2007
Lane Bryant Catalog Today
*Management Estimate
Lane Bryant Catalog Licensed And Operated
by Redcats USA

•

The Lane Bryant Catalog
>

We Plan To Launch Our Lane Bryant Catalog
During November 2007
>

Investments During Our 4th Quarter Include:
•

Marketing
–

Internet, Media
•

Credit Customer Acquisition
>

Leverages The Operations And Infrastructure Of
Crosstown Traders
Growing The Top Line While
Expanding The Operating Margin

CHARMING SHOPPES, INC.

LANE BRYANT
CATALOG
www.lanebryantcatalog.com
628400 000 000 0000
Dorrit J. Bern

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

*Management Estimate
The Lane Bryant Catalog Credit Card
•

Following The Reversion Of
The Lane Bryant Catalog
Trademark, We Will Launch
A Credit Program For Our
Lane Bryant Catalog
•

Pre-Approved Credit
Solicitations Planned To
Approximately 2 Million*
Households

CHARMING SHOPPES, INC.

LANE BRYANT
signature

INTRODUCING LANE BRYANT
REWARDS

LANE BRYANT
premier

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Working Drafts
Conversion Of The Lane Bryant
Retail Credit Card File During
The 4th Quarter

*Management Estimate
Conversion Of The Lane Bryant
Retail Credit Card File
•

We Plan To Re-Issue Approximately 2.5
Million* Lane Bryant Retail Credit Cards
During November 2007
•

Introduce Loyalty Program
•

Increases Sales And Penetration Of Lane
Bryant Credit Card
•

Supports All Lane Bryant Brand Channels

Our Continuing Long-Term
Strategy
Leveraging Our Brands Through Multiple
Channels
Shifting The Mix To Higher Operating
Margin Businesses

•

Our Largest Brand With The Highest Operating
Margins
•

Lane Bryant Retail Store Growth
>

Growing The Brand From 800 To 1,000 Stores*
>

Focused On Strip And Lifestyle Centers
>

300 Lane Bryant Intimate Apparel Stores*
•

Grow The Outlet Channel
>

97 Lane Bryant Outlet™ Stores In Operation,
Growing to 150 Stores*
•

Launch The Lane Bryant Catalog
*Management’s Estimate Of Multi-Year Rollout Opportunity
Expanding The Lane Bryant Brand

CHARMING SHOPPES, INC.

CACIQUE
(KA´-SĒĒK)

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Our Lane Bryant Store Concept Is The    Lane
Bryant Cacique Intimate Apparel Store
>

86 Side By Side Stores Currently In Operation,
Growing To 300* Stores
>

2,000 Square Feet Dedicated To Intimates, With
Its Own Front Entrance
>

Sales Per Square Foot Increases Of 25% - 30%
In Markets Where We’ve Converted To Side By
Side Concept
*Management’s Estimate Of Multi-Year Rollout Opportunity
Growing The Top Line While Expanding
The Operating Margin

SXS
11%
Full Line
89%
Full Line
SXS

SXS
33%
Full Line
67%
Full Line
SXS

Current
With 1,000* Lane Bryant
Store Goal Accomplished
*Management’s Estimate Of Multi-Year Rollout Opportunity
Increasing Penetration Of Lane Bryant
Intimate Apparel Stores, Primarily In Strip Centers

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Migrating Our Store
Locations To Strip
And Lifestyle
Centers
•

Ultimately, 50%* Of
Lane Bryant Stores
Will Be Located In
Strip And Lifestyle
Centers
Organic Store Growth
*Management Estimate

CHARMING SHOPPES, INC.

LANE BRYANT outlet

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Lane Bryant Outlet™
>

97 Lane Bryant Outlet Stores In Operation,
Growing to 150 Stores*
>

Operates At Revenue And Operating
Margin Levels That Exceed Those Of Lane
Bryant's Average Retail Stores
Growing The Top Line While Expanding
The Operating Margin
*Management’s Estimate Of Multi-Year Rollout Opportunity

OUTLET
CATALOG
$4 Billion
$200 Million
$700 Million
MULTI-BRAND
MULTI-CHANNEL
RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$300 Million
Our Financial Plans* Include:
*Management Estimate

Catalog
14%
Outlet
2%
LB Stores
35%
E-commerce
3%
CA Stores
11%
FB Stores
35%

Outlet
5%
Catalog
17%
LB Stores
35%
E-commerce
7%
CA Stores
10%
FB Stores
26%

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

$3.1 Billion
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More Than
45% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

Share Repurchase Program

•

10.3 Million Shares Repurchased On April 30, 2007
•

In June, Announced Additional Share Repurchase
Program Of $80 - $100 Million During The Current
Fiscal Year
>

Repurchased 1.7 Million Shares During Our
Second Quarter
>

Following The End Of Our Second Quarter, And
Through Our Quarterly Filing, We Repurchased
An Additional 4.5 Million Shares
•

16.5 Million Shares Repurchased Year To Date
Share Repurchase Program

*Management Estimates
Summary*
•

Based On Our Growth Opportunities And Building On
Our Multi-Channel Strategy, Our Financial Plans Over
The Next Several Years Include:
>

CAGRs In The Mid- To High-Single Digits For Net Sales
>

CAGRs In The Low- To Mid-Teens For Net Income
>

EBIT Margins Exceeding 7%, On The Higher Revenue Base
•

Operating Margin Expansion On A Growing Top Line
•

Maintain Strong Liquidity From Internally Generated Free
Cash Flow and Available  Bank Credit Line

Charming Shoppes, Inc.
Thomas Weisel Partners
Consumer Conference 2007
September 25, 2007

Addendum

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

CHARMING SHOPPES, INC.
LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Single Channel
Customer
E-com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-Channel Customers
Have A Higher Annual Spend Than
Single-Channel Customers

Our Differentiated Retail
Store Brands

CHARMING SHOPPES, INC.

CATHERINES

LANE BRYANT

FASHION BUG.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Classic
Fashion
Low-moderate
Moderate/
Mainstream
Better
The Leader In
Specialty Plus-Sizes

CSI
CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES	PETITE SOPHISTICATE OUTLET
Target Customer:	Contemporary	Mainstream	Baby Boomers	Young At Mind
Fashion:	Fashion-oriented plus-size	Updated plus-size, misses, and juniors	Classic plus-size, Extended plus-size	Traditional, updated classic and contemporary petite apparel
Income:	Moderate to Better	Low-moderate	Moderate	Moderate
Annual Sales:	Over $1.1 Billion	Over $1 Billion	Over $350 Million	Launched September 2006
E-commerce:	lanebryant.com	fashionbug.com	catherines.com	petitesophisticate.com

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Our Retail Store Brands

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES	PETITE SOPHISTICATE OUTLET
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers	Outlet Centers
# Stores:	893	1,006	466	46
Square Footage:	5.2 Million s.f.; 5,900 Per Average Store	8.8 Million s.f.; 8,700 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store	125 Thousand s.f.; 2,700 Per Average Store
In States:	46	44	44	23

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Our Retail Stores

•

The Women’s Plus Apparel Market Represented
Approximately $18.5 Billion1 In Sales During 2006
•

The Average Size Of The American Woman Is 141
•

Plus Apparel Is Continuing To Outpace The Overall
Women’s Apparel Market1
•

Charming Shoppes’ Plus Apparel Brands Cater To
More Than Half Of The Adult Female Population2
(1) Derived From NPD Group Data; (2) Source: AOA Overweight Prevalence
Catering To A Growing
Demographic In Special Sizes

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Lane Bryant Holds The #1
Market Position* In Women’s
Specialty Plus Apparel
•

Lane Bryant Is Our Most
Profitable Business, With
The Highest Sales Per
Square Foot Productivity
*Derived From NPD Group Data
Expanding The Leading Brand
In Plus-Sizes

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

www.lanebryant.com
She Is 20-45 Years Old
She Loves Fashion
She Is A Contemporary
Woman Of Many Lifestyles -
Work, Casual, Active
Key Differentiators:
Fashion and Lifestyle

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

Lane Bryant Is The Nation’s Leading Brand In
Women’s Plus-Size Fashion Apparel
•

Lane Bryant Is The Most Recognized Name In
Women’s Plus-Size Clothing
•

The Lane Bryant Brand Is 100 Years Strong
•

Lane Bryant, In The Mind Of The Consumer,
“Means” Plus-Sizes

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

•

#1 Market Share In Specialty Plus-Size
Intimate Apparel*
•

Lane Bryant’s Cacique® Intimate
Apparel Brand Is The Leading Brand in
Specialty Plus-Sizes*
Leading Market Share In Plus
Intimate Apparel
*Source: Derived from NPD Group Research

CSI
CHARMING SHOPPES, INC.

CACIQUE
(KA´-SEEK)

serenada™

Lovable®
created by Hanes®

enchanted

LANE BRYANT
FASHION BUG.
CATHERINES
PETITE SOPHISTICATE
Crosstown Traders, Inc.

Intimate Apparel Brands

*Source: Derived from NPD Group Research
Leading Market Share In Denim
•

We Hold The #1 Market Share In
Specialty Plus-Size Denim*
•

Lane Bryant’s Venezia® Private Label
Is The Leading Jean In Specialty
Plus-Sizes*

CHARMING SHOPPES, INC.

Venezia SUPREME™

LIZ&ME®

l.a. blues

Deluxe

RIGHT
FIT
BY LANE BRYANT™

venezia

GLORIA VANDERBILT

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

®
®
®
by l.a. blues®
Denim Brands

FASHION BUG®

CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

She Is Mainstream, 20-54
She Is Value-Minded
She Often Has A
Blue-Collar Job
She LOVES Selection
She is Fashion Right
Key Differentiators:
Value and Fashion
www.fashionbug.com

CATHERINES

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend
Toward Classic Apparel
Offering Plus-Sizes, Petite
Plus-Sizes, and Extended
Plus-Sizes
Key Differentiators:
Fit and Special Sizes

PETITE SOPHISTICATE OUTLET

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

www.petitesophisticate.com
She’s 35 - 55 Years Old
She Considers FIT Critical
Her Fashion Tastes Tend
Toward Updated Classic And
Contemporary Apparel
Offering Petite-Sizes
In 0p - 14p For
Women 4’11” To 5’4”
Key Differentiators:
Fit and Special Sizes

figure

CHARMING SHOPPES, INC.

PLUS-SIZE SWIMWEAR PREVIEW
figure
CONFIDENT
SEXY
PLUS-SIZE
44 HOT STYLES
TO FLATTER YOUR FIGURE!
QUEEN LATIFAH
RULES THE RED CARPET
+
FOOL-PROOF
BRA FIT GUIDE
—JUST FOR CURVY GIRLS

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

figure - 6 Issues A Year, And
A Book!

To Date, 7 Million Copies
Sold, With $17 Million Magazine
Copy Sales Revenue

figure Initiatives Enhance
Our Branding Power

Intellifit

CHARMING SHOPPES, INC.

Crosstown Traders, Inc.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Crosstown Traders’ Operations
•

Headquartered In Tucson, AZ, With Distribution
Centers In Tucson, Wilmington, NC, And Central
Wisconsin
•

Crosstown Traders Offers Proprietary Credit
Products To Its Customer Base, And
Direct-to-Consumer Shopping Channels For Both
Catalog And E-commerce
•

850 Call Center Seats
•

1,400 Full Time And 2,000 Seasonal Employees

CHARMING SHOPPES, INC.

Lew Magram
Spring Preview

BEDFORD FAIR
Lifestyles
IT'S A SEASON OF POSSIBILITIES

MONTEREY BAY
Spring Inspired Styles, New Looks

Figis
Gifts in Good Taste

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you

BROWNSTONE STUDIO

Selected Catalog Titles

CHARMING SHOPPES, INC.

OLD PUEBLO TRADERS

OLD PUEBLO TRADERS
Great Fall Values
OLD PUEBLO TRADERS
Exclusively for Preferred Customers
Anniversary Preview
Biggest & Best Coat Collection!
Plus, over 200 fantastic values
easy spirit Sale
24-hour ordering! Call toll-free 1-800-362-8400 or order online www.shopOPT.com

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

The Apparel Group’s
Largest Catalog
“Head-to-Toe” Focus
Sportswear, Ready to Wear,
Intimate Apparel, Shoes
and Accessories
Large Selection of Styles,
Sizes, and Colors
Traditional, Comfortable,
Easy-Care Styles
oldpueblotraders.com

CHARMING SHOPPES, INC.

Intimate APPEAL®

OLD PUEBLO TRADERS
Intimate
APPEAL
Fall-Winter
Values
OLD PUEBLO TRADERS
Intimate
APPEAL
Bra sizes 32 to 56 • Cup sizes Nearly A to J

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Sleepwear, Shapewear,
Loungewear, Active Wear,
and Special Needs Items
Designed to Expand Intimate
Apparel Selections in
Other Publications
Targets Conservative Customer
Offers Quality, Comfort, and
Traditional Styling
Sizes for the Average to Full Figure
intimateappeal.com

CHARMING SHOPPES, INC.

REGALIA

REGALIA
fall in fashion
Look for our section of
REAL DEALS!
Quality basics at unbelievable prices.
REGALIA
Welcome Spring

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Ethnic Appeal
Working Blue Collar
Sportswear, Ready to Wear,
Intimate Apparel, Shoes,and
Accessories
Specialty Catalog That Offers
Customers Ease in Finding Larger
Sizes That Are  Difficult to Find in
Other Catalogs
regaliaonline.com

CHARMING SHOPPES, INC.

BEDFORD FAIR
lifestyles
Spring Preview 2007
IT'S A SEASON OF POSSIBILITIES
We Have Your Size
Misses, Petites, Women's and Talls
CLOTHES THAT DO MORE FOR LESS 1-800-964-1000 BEDFORDFAIR.COM

BEDFORD FAIR
lifestyles™

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Current Looks Without
 Being Fashion Forward
Mainly Private Label
Targeted to the Value
Conscious Customer
Office and Multi-purpose
Clothing in Easy Care
Fabrics with an Easy Fit
bedfordfair.com

CHARMING SHOPPES, INC.

Willow Ridge

think
Spring
Style!
Irresistible
Values!
Willow Ridge
Values that fit your style!
Sizes for Misses, Petites, Women's and Talls

LANE BRYANT · FASHION BUG · CATHERINES · PETITE SOPHISTICATE · Crosstown Traders, Inc.

Price-Conscious Customers
“Clothes That Do
More For Less”
Staple Items With
Classic Styling For
The Polished, Mature Lady
willowridgecatalog.com
®

Lew Magram

CSI
CHARMING SHOPPES, INC.

Lew Magram
Spring Preview
Over 65 Hot
New Styles!
Special
Section:
Buy Now,
Wear Now
Over 90
styles in
women's
sizes
1-800-624-7267

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Targets Moderate Income Women
Who Want to be Noticed and
Are Attuned to Current Fashion
Maximum Attitude and Sexy
Traditional Catalog Categories:
Suits, Dresses, and Sportswear
“Runway Fashions at Runaway Prices”
Offers an Array of Leather, Suede, and
Outerwear
All Size Ranges and Larger Misses
lew-magram.com
®

CSI
CHARMING SHOPPES, INC.

BROWNSTONE STUDIO

BROWNSTONE STUDIO
BROWNSTONE STUDIO
New York Fashion Pros Premiere Our Spring Collection in Historic New England
Plus, a Special BUY NOW, WEAR NOW Supplement.

LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

Targets the Higher Income,
Comfortably Retired,
Suburban Woman
Wide Range of Daytime and
Evening Looks Plus
Loungewear, Shoes, and
Accessories
Head-to-Toe Coordination
Is Key
All Size Ranges and Larger Misses
brownstone-studio.com

MONTEREY BAY
clothing company
Our Secret Slimmer™
Spa Gear™
Favorite Style,
New Colors!

CHARMING SHOPPES, INC.

MONTEREY BAY
clothing company™

LANE BRYANT   FASHION BUG   CATHERINES   PETITE SOPHISTICATE   Crosstown Traders, Inc.

Classic Styling
Unique Sophisticated Details
Flattering and Feminine
Rich Colors and Texture
Casual and Versatile
shopthebay.com

Quality, Comfort, Since
COWARD
softspots
Order anytime
COWARD
easy spirit "Easy Summer" Sale
Order anytime 1-800-652-8400 or www.cowardshoe.com

COWARD
ARIZONA MAIL ORDER CO., INC. SINCE 1946

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Casual and Dressy Footwear
Traditional and Contemporary Styles
Designed to Expand Footwear
Selection in Other Publications
Some Accessory Items
Hats and Handbags
All Sizes and Widths
4-13, N, M, W to WWWW
cowardshoe.com

BEDFORD FAIR
FALL 2006
shoestyles
RIGHT STYLE
RIGHT PRICE
BFA
BUY NOW - PAY LATER
BEDFORD FAIR
shoestyles
RIGHT STYLE
RIGHT PRICE
RIGHT NOW!
save $10
see details on page 6

CSI
CHARMING SHOPPES, INC.

BEDFORD FAIR
shoestyles

LANE BRYANT | FASHION BUG | CATHERINES | PETITE SOPHISTICATE | Crosstown Traders, Inc.

Casual and Dressy Footwear
Traditional and Contemporary
Styles
bedfordfair.com
®

Charming Shoppes, Inc.
Thomas Weisel Partners
Consumer Conference 2007
September 25, 2007